EXHIBIT 10.107

                     [COMMERCE PROPERTIES, INC. LETTERHEAD]

                                  Standard Form



                         COMMERCIAL AND INDUSTRIAL LEASE

          THIS LEASE made and entered into this 16th day of October 1995, by and between RJF Companies, Ltd. hereinafter called "Landlord," and Biomune Systems, Inc. hereinafter called "Tenant."

                                   WITNESSETH:

     In consideration of the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties hereto as follows:


I.   DEMISED PREMISES:

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord all those certain premises hereinafter more fully described, together with the buildings and other improvements thereon, for the term and upon the rental herein set forth. Said demised premises consist more particularly of a certain building containing approximately 11,500 square feet, known as, located at 5095 West 2100 South in West Valley City, State of Utah.

     Tenant shall have the right to use the common and Parking areas jointly with any other tenants of the building but shall not be less than (11) stalls.

II.  TERM:

     TO HAVE AND TO HOLD said premises unto Tenant for a term of five years (5) years beginning on the 1st day of December 1995, and ending on the 30th day of November 2000.

     If Landlord fails to deliver possession of premises ready for occupancy at the commencement of the lease term for any reason beyond Landlord's control, Landlord shall not be liable for any damage caused thereby, nor shall this lease become void or voidable, nor shall the lease term be extended, but in such event no rental shall be payable by Tenant to Landlord for any portion of the lease term until Landlord can deliver possession of premises to Tenant ready for occupancy by Tenant. However, in the event the demised premises are not completed and ready for occupancy by December 1, 1996, the Tenant herein, at his option, may cancel this lease without damage.

III. TERMS AND CONDITIONS OF LEASE

     This lease is made on the following terms and conditions, which are expressly agreed to by Landlord and Tenant:

          1. RENT: The Tenant agrees to pay as rental to Landlord, at the address specified in this Lease or at such other place Landlord may from time to time designate in writing, the sum of Tow Hundred Sixty Thousand Eight Hundred Twenty ($260,820.00) Dollars said sum to be lawful money of the United States payable as follows:

           $8,694.00 shall be paid upon the execution of this Lease of which $4,347.00 represents the security deposit and $4,347.00 represents the December 1, 1995, base rent payment. Then on or before January 1, 1996, the Tenant shall pay $4,347.00 to the Landlord on the first day of each and every month until November 30 1997. Effective December 1, 1997, the monthly rental payment shall be adjusted by the amount equal to the change for the previous two year period in the Consumer Price Index for Urban Wage Earners and Clerical Workers, All Items, published by the U.S. Department of Labor, Bureau of Labor Statistics, but in no event will the payment be less than the preceding period. Effective December 1, 1998 and every year thereafter, the monthly rental payment shall be adjusted by the amount equal to the change for the previous one year period in the same aforementioned CPI Index, but in no event will the payment be less than the preceding period. The rental payment will in no event be adjusted more than four (4%) per cent per annum, nor less than two (2%) per cent per annum.

          (a) LATE CHARGES: In the event Tenant fails to pay said rental (including any additional rental due hereunder) on the due date or within ten
(10) days thereafter, a late charge of two percent (2%) per month of the delinquent rental shall be added to said rental and paid to Landlord together therewith.

          (b) SECURITY DEPOSIT: Tenant contemporaneously with the execution of this Lease, has deposited with Landlord the sum of $4,347.00 receipt of which is hereby acknowledged by Landlord, said deposit being given to secure the faithful performance by the Tenant of all of the terms, covenants and conditions of this Lease by the Tenant to be kept and performed during the term hereof. The Tenant agrees that if the Tenant shall fail to pay the rent herein reserved, promptly when due, said deposit may, at the opinion of the Landlord (but Landlord shall not be required to), be applied to any rent due and unpaid, and if the Tenant violates any of the other terms, covenants and conditions of this lease, said deposit shall be applied to any damages suffered by Landlord as a result of Tenant's default to the extent of the amount of the damages suffered.

          Nothing contained in this paragraph shall in any way diminish or be construed as waiving any of the Landlord's other remedies as provided herein, or by law. If the security deposit is applied by Landlord for the payment of over due rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, on the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security deposit to its original amount, and Tenant's failure to do so within fifteen days after receipt of such demand, shall constitute a breech of this lease. Should Tenant comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, said security deposit shall be returned in full to Tenant at the end of the term of this lease, or upon the earlier termination of this lease pursuant to the provisions hereof, except in the event that the demised premises are sold as a result of the exercise of any power of sale under any mortgage or deed of trust, in which event the lease shall be automatically amended to delete any reference to this paragraph, and Tenant shall be entitled to immediate reimbursement of its security deposit from the party then holding said deposit.

          2. AUTHORIZED USE: Tenant shall use the leased premises for the following purpose, and for no other purpose whatsoever, without the written consent of Landlord first had and obtained: mixing of medical dye products and related business.

          Tenant shall not commit or knowingly permit any waste of the leased premises or use the same for any unlawful purpose. The Tenant will comply with all applicable federal, state and local laws, ordinances and regulations relating to the leased premises and its use and operation by the Tenant.

          Tenant agrees not to keep, use or permit to be kept or used on the Leased Premises any, explosives or any "hazardous substance," "solid waste," or "hazardous waste" as said terms are defined in 42 U.S.C. 9601(14), and 40 C.F.R.
261.1 et seq. without the prior written permission of Landlord, except as listed on Addendum "A" attached hereto, which permission shall not be unreasonably withheld.

          3. PAYMENT OF TAXES AND OTHER ASSESSMENTS: Tenant shall pay its proportionate share when they are due of all property taxes, license fees and assessments levied or imposed against the premises or measured by the rent payable hereunder during the term of this Lease or any extension thereof, by Federal, state, municipal or other governmental authority provided, however, that no law or practice postponing the payment of such taxes, assessments or charges until after the termination of this Lease shall relieve Tenant of the obligation to make such payments. Payment of such taxes shall be made by Tenant to Landlord not later than thirty (30) days following the date on which Landlord provides Tenant with written evidence of such taxes in the form of a copy of the tax return or notice. If Tenant fails to pay any of such taxes, charges or other impositions when due, Landlord may pay the same under the provisions of' paragraph 19, hereinafter set forth. Anything herein to the contrary notwithstanding, if Tenant deems excessive or illegal any such tax or assessment, Tenant may defer payment thereof so long as the validity or the amount thereof is contested by Tenant in good faith, in which case Tenant shall furnish to Landlord a bond, in form reasonably satisfactory to Landlord, in an amount equal to the amount of taxes or assessments so contested, which bond shall guarantee the payment thereof with interest and penalties thereon.

          4. CONDITION OF THE PREMISES: Tenant accepts the leased premises in the condition they are in at the time of its taking possession to said premises. Tenant agrees, if, during the term of this Lease, Tenant shall change the usual method of conducting Tenant's business on the leased premises, or should Tenant install thereon or therein any new facilities, Tenant will, at the sole cost and expense of Tenant, make alterations or improvements in or to the demised premises which may be required by reason of any Federal or state law, or by any municipal ordinance, or regulation applicable thereto. Landlord warrants that the building, on date of occupancy, meets all currently applicable Federal, state and municipal laws and ordinances.

          5. TENANT TO INSURE BUILDINGS: Tenant shall insure and keep insured the premises of Landlord hereby leased against the perils of fire, the "Extended Coverages," vandalism and malicious mischief, and all risks to the ( premises with the "Special Causes of Loss" form, and Tenant shall carry insurance against the risk of business interruption and loss of income and loss of rents to Landlord resulting from fire or other hazards. The later described policy must provide coverage for six months estimated income from the leased premises. Such insurance shall carry a "Full Replacement Cost Endorsement" with a provision for automatic adjustment of such cost for inflation and shall pertain to all improvements on the leased premises. Such policy shall have a deductible of no more than $5,000.00 and shall be made payable to Landlord as the primary insured and to Mortgagee (if any) as a lender as their interests may appear. Tenant shall be responsible for any damage to premises as a result of forced entry into his space or burglary thereof. Such insurance provided for hereunder shall be in a company or companies acceptable to Landlord and shall be procured and paid for by Tenant, and said policy or policies will be delivered to Landlord. Such insurance may, at Tenant's election, be carried under any General Blanket Insurance Policy of Tenant, provided, however, that a satisfactory Certificate of Insurance, together with proof of payment of the premium, shall be deposited with Landlord. Landlord shall be given 30 days notice prior to cancellation or termination of said insurance policy. If Landlord wishes to obtain insurance against earthquake, Landlord may require such coverage, if available, to be covered by Tenant's casualty insurance policy, but Landlord shall pay the premium related to the earthquake coverage.

          6. REPAIR AND CARE OF BUILDING AND PAYMENT OF UTILITIES BY TENANT:
Tenant agrees to keep the interior and exterior of the building and the improvements on the premises outside the building and grounds in good condition and repair and agrees to pay its proportionate share for all labor, materials and other repairs to the electrical wiring, plumbing, air-conditioning, and heating systems (including spring and fall servicing, and replacement of filters as recommended by the manufacturers); the mowing of grass, care of shrubs, general landscaping, if any, and to clean and paint the interior and exterior of the leased premises as the same may or might be necessary in order to maintain said premises in a clean, attractive and sanitary condition, Tenant shall keep the driveways, parking lots and sidewalks, if any, reasonably free from snow and ice.

          Tenant shall pay all charges, including but not limited to charges for water, heat, gas, electricity and other public utilities used on the leased premises, including all replacements of light bulbs, tubes, ballasts and starters within a reasonable time after they burn out.

          7. REPAIR OF BUILDING BY LANDLORD: Landlord agrees for the term of this Lease, to maintain roof in good condition and repair, and any latent defects in the exterior wall, floor, joists, and foundations, and to repair any defects in the plumbing, electrical, heating and air-conditioning systems for one year after date of occupancy as well as any damage that might result from acts of Landlord or Landlord's representatives. Landlord shall not, however, be obligated to repair any such damage until written notice of the need of repair shall have been given to Landlord by Tenant and, after such notice is so given, Landlord shall have a reasonable time to which to make such repairs.

          8. ALTERATIONS OF BUILDING AND INSTALLATION OF FIXTURES AND OTHER
APPURTENANCES: Tenant may. with written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but at Tenant's sole cost and expense in a good and workmanlike manner, make such alterations and repairs to the leased premises as Tenant may require for the conduct of its business without, however, materially altering the basic character of the building or improvements, or weakening any structure on the demised premises. Tenant shall have the right, with the written permission of Landlord, to erect, at Tenant's sole cost and expense, such temporary partitions, including office partitions, as may be necessary to facilitate the handling of Tenant's business and to install telephone and telephone equipment and wiring, and electrical fixtures, additional lights and wiring and other trade appliances. Any alterations or improvements to the leased premises, including partitions, all electrical fixtures, lights and wiring shall, at the option of Landlord, become the property of Landlord, at the expiration or sooner termination of this Lease excluding Tenant's gas fire suppression system. Should Landlord request Tenant to remove all or any part of the above mentioned items, Tenant shall do so prior to the expiration of this Lease and repair the premises as described below. Temporary shelves, bins, and machinery installed by Tenant shall remain the property of Tenant and may be removed by Tenant at any time; provided, however, that all covenants, including rent due hereunder to Landlord shall have been complied with and paid. At the expiration or sooner termination of this Lease, or any extension thereof, Tenant shall remove said shelves, bins and machinery and repair, in a good workmanlike manner, all damage done to the leased promises by such removal.

          9. ERECTION AND REMOVAL OF SIGNS: Tenant may, if building policy permits, place suitable signs on the leased premises for the purpose of indicating the nature of the business carried on by Tenant in said premises, provided, however that such signs shall be in keeping with other signs in the district where the leased premises arc located, and provided, further, that the location and size of such signs shall be approved by Landlord prior to their erection. Signs shall be removed prior to the expiration of this lease and any damage to the leased premises caused by installation or removal of signs shall be repaired at expenses of the Tenant. All work shall be completed in a good workmanlike manner.

          10. GLASS: Tenant agrees to immediately replace all glass in the demised premises if broken or damaged during the term of this Lease with glass with glass of the same quality as that broken or damaged.

          11. RIGHT OF ENTRY BT LANDLORD: Tenant, shall permit inspection of the demised premises during reasonable business hours by Landlord or Landlord's agents or representatives for the purpose of ascertaining the condition of the demised premises and in order that Landlord may make such repairs as may be required to be made by Landlord under the terms of this Lease. Sixty (60) days prior to the expiration of this Lease, Landlord may post suitable notice on the demised premises that the same are "For Rent" and may show the premises to prospective tenants at reasonable times. Landlord may not, however, thereby unnecessarily interfere with the use of demised premises by Tenant.

          12. ASSIGNMENT AND SUBLETTING: Neither this Lease nor any interest herein may be assigned by Tenant voluntarily or involuntarily, by operation of law, and neither all nor any part of the leased premises shall be sublet by Tenant without the written consent of Landlord first hand or otherwise obtained, however, Landlord agrees not to withhold its consent unreasonably for Tenant to sublet the demised premises. In the event the premises should be sublet, as herein provided, at an increased rental, fifty (50%) percent of said increase shall be paid to Landlord by Tenant as additional rental.

          13. DAMAGE OR DESTRUCTION: If the demised premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's Control. If such damage or destruction shall render the premises untenable in whole or in part, the rent shall be abated in proportion to the loss of usage of the demised premises by Tenant until the damage shall be repaired and the premises restored. If the damage or destruction shall be so extensive as to require the expenditure of fifty (50%) percent or more of the replacement cost of the building or buildings on the demised premises, Landlord may elect to terminate this Lease by written notice to the other given within thirty (30) days after the occurrence of such damage or destruction if Landlord shall not commence reconstruction of the premises within sixty (60) days after the loss, Tenant may give Landlord notice of its intent to terminate the Lease, and if Landlord shall not commence such reconstruction within fifteen (15) days after receipt of Tenant's notice, Tenant may terminate this Lease. Landlord and Tenant hereby release each other from responsibility for loss or damage occurring on or to the leased premises or the premises of which they are a part or to the contents of either thereof, caused fire or other hazards actually covered by the fire and extended coverage insurance policy Tenant is required to provide under Section 5 above, and each waives all rights or recovery against the other for such loss or damage. Willful misconduct lawfully attributable to either party, whether in whole or in part a contributing cause of the casualty giving rise to the loss or damage, shall not be excused under the foregoing release and waiver.

          14. INJURIES AND PROPERTY DAMAGE: Tenant agrees to indemnify and hold harmless Landlord of and from any and all claims of any kind or nature arising from Tenant's use of the demised premises during the term hereof, and Tenant hereby waives all claims against Landlord for damage to goods, ware, merchandise or for injury to persons in and upon the premises from any cause whatsoever, except such as might result from the negligence of' Landlord or Landlord's representatives or from failure of Landlord to perform its obligation hereunder within a reasonable time after notice in writing by Tenant requiring such performance by Landlord. Tenant shall at all times during the term hereof keep in effect in responsible companies liability insurance in the names of and for the benefit of Tenant with limits as follows:

               Bodily Injury, $1,000,000.00 each occurrence:
               Property Damage, $500,000.00; or in lieu thereof, a combined limit of bodily injury and property damage liability of not less than $1,000,000.00.

          Such insurance may, at Tenant's election, be carried under any general blanket coverage of Tenant. A renewal policy shall be procured not less than ten
(10) days prior to the expiration of any policy. Each original policy or a certified copy thereof, or a satisfactory certificate of the insurer evidencing insurance carried with proof of payment of the premium shall be deposited with Landlord. Tenant shall have the right to settle and adjust all liability claims and all other claims against the insuring companies, but without subjecting Landlord to any liability or obligation.

          15. SURRENDER OF PREMISES: Tenant agrees to surrender the leased premises at the expiration, or sooner termination, of the term of this Lease, or any extension thereof, in the same condition as when said premises were delivered to Tenant, or as altered, pursuant to the provisions of this Lease, ordinary wear, tear and damage by the elements excepted, and Tenant shall remove all of its personal property. Tenant agrees to pay a reasonable cleaning charge should it be necessary for Landlord to restore or cause to be restored the premises to the same condition as when said premises were delivered to Tenant.

          16. HOLDOVER: Should the Landlord permit Tenant to holdover the leased premises or any part thereof, after the expiration of the term of this Lease, then and unless otherwise agreed in writing, such holding over shall constitute a tenancy from month-to-month only, and shall in no event be construed as a renewal of this Lease and all provisions of this Lease not inconsistent with a tenancy from month-to-month shall remain in full force and effect. During the month-to-month tenancy, Tenant agrees to give Landlord thirty (30) days prior written notice of its intent to vacate premises. Tenant agrees to vacate the premises upon thirty (30) days prior written notice from Landlord. The rental for the month-to-month tenancy shall be set by the Landlord within IO days after Landlord receives notice from Tenant of its intention to continue to occupy premises.

          17. QUIET ENJOYMENT: If and so long as Tenant pays the rents reserved by this Lease and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the demised premises, subject, however, to the terms of the Lease, and Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the demised premises throughout the terms of this Lease.

          18. WAIVER OF COVENANTS: The failure of any party to enforce the provisions of this Lease shall not constitute a waiver unless specifically stated in writing, signed by the party whose rights are deemed waived, regardless of a party's knowledge of a breach hereunder.

          19. DEFAULT: If Tenant shall make default in the fulfillment of any of the covenants and conditions hereof except default in payment of rent, Landlord may, at its option, after fifteen (15) days prior notice to Tenant, make performance for Tenant and for the purpose advance such amounts as may be necessary. Any amounts so advanced, or any expense incurred, or sum of money paid by Landlord by reason of the failure of Tenant to comply with any covenant agreement, obligation or provision of this Lease, or in defending any action to which Landlord may be subjected by reason of any such failure for any reason of this Lease, shall be deemed to be additional rent for the leased premises and shall be due and payable to Landlord on demand. The acceptance by Landlord of any installment of fixes rent, or of any additional rent due under this or any other paragraph of this lease, shall not be a waiver of any other rent then due nor of the right to demand the performance of any other obligation of the Tenant under this Lease. Interest shall be paid to Landlord on all sums advanced by Landlord at an annual interest rate of 2% over the prime rate charged by First Security Bank of Utah.

          If Tenant shall make default in Fulfillment of any of the covenants or conditions of this Lease (other than the covenants for the payment of rent or other amounts) and any such default shall continue for a period of fifteen (15) days after notice, then Landlord may, at its option, terminate this Lease by giving Tenant written notice of such termination and, thereupon, this Lease shall expire as fully and completely as if that day were the date definitely fixed for the expiration of the term of this Lease and Tenant shall quit and surrender the leased premises.

          20. DEFAULT IN RENT, INSOLVENCY OF TENANT: If Tenant shall default in the payment of the rent reserved hereunder, or any part thereof, or in making any other payment herein provided for, and any such default shall continue for a period of ten (10) days after written notice to Tenant, or if the leased premises or any part thereof shall be abandoned or vacated, or if Tenant shall file a voluntary petition in bankruptcy or if Tenant shall file any petition or institute any proceedings under any insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if any proceedings based on the insolvency of Tenant or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Tenant or if any proceedings shall be commenced for the reorganization of Tenant or if Tenant shall admit in writing its inability to pay its obligations generally as they become due, then Landlord, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Landlord may elect to re-enter, as herein provided, or Landlord may take possession pursuant to this Lease and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in the exercise of Landlord's sole discretion may deem advisable with the right to make repairs to said premises. Upon each reletting, Tenant shall be immediately liable for and shall pay to Landlord, in addition to any indebtedness due hereunder, the costs and expenses of such reletting including advertising costs, brokerages fees, any reasonable attorney's fees incurred and the cost of such repairs incurred by Landlord, and the amount, if any, by which the rent reserved in this Lease for the period of such reletting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the premises for said period by such reletting and; provided, however, that such reletting is made in good faith and or an arm's-length basis. If Tenant has been credited with any rent to be received by such reletting and such rents shall not be promptly paid to Landlord by the new Tenant, such deficiency shall be calculated and promptly paid monthly by Tenant. No such re-entry or taking possession of the premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless the termination thereof be decreed by a court of competent jurisdiction or stated specifically by the Landlord in writing addressed to Tenant. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the premises including reasonable attorney's fees, court costs, and storage charges. In no event, shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

          21. ENFORCEMENT: In the event either party shall enforce the terms of this Lease by suit or otherwise, the party at fault shall pay the costs and expenses incident thereto, including a reasonable attorney's fee.

          22. MEDIATION AND ARBITRATION: If any dispute or claim in law or equity arises out of this Lease, Tenant and Landlord agree in good faith to attempt to settle such dispute or claim by mediation under the Commercial Mediation rules of the American Arbitration Association. If such mediation is not successful in resolving such dispute or claim, then such dispute or claim shall be decided by neutral binding arbitration before a single arbitrator in accordance with the Commercial Arbitration rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. However, this paragraph does not apply to disputes or claims arising under Section 78, Chapter 36, of the Utah Code.

          23. FAILURE TO PERFORM COVENANT: Any failure on the part of either party to this Lease to perform any obligations hereunder, other than Tenant's obligation to pay rent, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any similar cause beyond the control of the party so failing to perform, to the extent and for the period that such continues.

          24. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants and agreements contained in this Lease will apply to, insure to the benefit of, and be binding upon the parties hereto, their heirs, distributees, executors, administrators, legal representatives, assigns, and upon their respective successors in interest except as expressly otherwise hereinabove provided.

          25. TIME: Times if of the essence of this Lease and every term, covenant and condition herein contained.

          26. LIENS: Tenant agrees not to permit any lien for monies owing by Tenant to remain against the leased premises for a period of more than thirty
(30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause from contesting the claim or claims of any person, firm or corporation growing out of Tenant's operation of the demised premises or costs of improvements by Tenant on the said premises, and the postponement of payment of such claim or claims, until such contest shall finally be decided shall not be a violation of this Lease or any covenant thereof. Should any such lien be filed and not released or discharged or action not commenced to declare the same invalid within thirty (30) days after discovery of the same by Tenant, Landlord may at Landlord's option (but without any obligation so to do) pay and discharge such lien and may likewise pay and discharge any taxes, assessments or other charges against the leased premise which Tenant is obligated hereunder to pay and which may or might become a lien on said premises. Tenant agrees to repay any sum so paid by Landlord upon demand therefor, as provided for in paragraph 19 herein.

          27. CONSTRUCTION OF LEASE: Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires.

          28. PARAGRAPH HEADINGS: The paragraph headings as to the contents of particular paragraphs herein, are inserted only for convenience and are in no way to be construed as part of such paragraph or as a limitation on the scope of the particular paragraph to which they refer.

          29. NOTICES: It is agreed that all notices required or permitted to be given hereunder, or for purposes of billing process, correspondence, and any other legal purposes whatsoever, shall be deemed sufficient if given by a communication in writing by United States mail, postage prepaid and certified and addressed as follows:

          If to Landlord, at the following address:

                  RJF Companies, Inc.
                  5125 West 2100 South
                  West Valley City, Utah 84120

          If to Tenant, at the following address:

                  Biomune Systems, Inc.
                  2401 Foothill Drive
                  Salt Lake City, Utah  84109

          30. COMMISSIONS: Landlord acknowledges the services of COMMERCE PROPERTIES, INC., as Real Estate Broker in this transaction and in consideration of the effort of said Broker in obtaining Landlord herein, does hereby agree to pay to said broker for services rendered, commissions on the rental of the demised premises at the rate specified and in accordance with Exhibit "D" annexed to Landlord's copy of this Lease and made a part hereof. Said Broker shall be entitled to his commission regardless of whether or not the premises are taken as a result of the exercise of the power of eminent domain or by an agreement in lieu thereof.

          31. GOVERNING LAW: The terms of this Agreement shall be governed by and construed in accordance with Utah law.

          32. DOCUMENTATION: The parties hereto agree to execute such additional documentation as may be necessary or desirable to carry out the intent of this Agreement.

          33. CONTINGENCY REGARDING USE: This Lease is contingent upon there being no restrictions, covenants, agreements, laws, ordinances, rules or regulations, which would prohibit Tenant from using the above described premises for the purposes described herein.

          34. INDEMNIFICATION BY TENANT AND LANDLORD: Each of Tenant and Landlord shall indemnify the other and save the other harmless from and against any and all suits, actions, damages, claims, liability and expenses in connection with the loss of life, bodily or personal injury, or property damage arising from or out of any occurrence in, on, at or from the leased premises, which is occasioned, wholly or in part, by an act or omission of the indemnified party or agents, contractors, employees, servants, licensees or representatives.

          35. EMINENT DOMAIN: If at any time during the term of this Lease the entire premises or any part thereof shall be taken as a result of the exercise of the power of eminent domain or by an agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date possession is taken by the condemning authority. If all or any substantial portion of the premises shall be taken, Landlord may terminate this Lease at its option, by giving Tenant written notice of such termination within thirty (30) days of such taking. If all or a portion of the premises taken are so substantial that Tenant's use of the premises is substantially impaired, Tenant may terminate this Lease pursuant to this Article. Otherwise, this Lease shall remain in full force and effect, except that the rent payable by Tenant hereunder shall be reduced in the proportion that the area of the premises so taken bears to the total premises. Landlord shall be entitled to and Tenant hereby assigns to Landlord the entire amount of any award in connection with such taking. Nothing in this Article shall give Landlord any interest in or preclude Tenant from seeking, on its own account, any award attributable to the taking of personal property or trade fixtures belonging to Tenant, or for the interruption of Tenant's business.

          36. REPRESENTATION REGARDING AUTHORITY: The persons who have executed this Lease represent and warrant that they are duly authorized to execute this Lease in their individual or representative capacity as indicated.

          37. ENTIRE AGREEMENT: This Lease Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This Lease may not be altered or amended except by a subsequent written agreement executed by all of the parties hereto.

          38. ESTOPPEL CERTIFICATE: Tenant shall, at any time and from time to time upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance.

          39. REVIEW OF DOCUMENTS: The parties hereto represent that they have read and understand the terms of this Lease, and that they have sought legal counsel to the extent deemed necessary in order to protect their respective interests.

          40. KEYS & LOCKS: The Tenant shall not change locks or install other locks on doors without the prior written consent of the Landlord which consent shall not be unreasonably withheld. Tenant upon the termination of the Tenancy shall deliver to the Landlord all the keys to the offices, rooms and toilet rooms which have been furnished to the Tenant.

          41. AUCTION, FIRE OR BANKRUPTCY SALE: Tenant shall not conduct any auction nor permit any fire or bankruptcy sale to be held on the premises.

          42. CARPETING DAMAGE AND CHAIRMAT: Tenant agrees to be responsible for the replacement of carpeting in the dismissed premises if same shall be damaged by burning, or stains resulting from spilling anything on said carpet, reasonable wear and tear excepted. Tenant further agrees to use "chairmat" under all chairs used with desks.

          43. OPTION TO RENEW: The Tenant shall have the right to renew this Lease for one additional five year period under the same terms and conditions as the original Lease except the following: changes in the lease payments as adjusted by the CPI index change noted in paragraph I shall be applicable for the first three years of the renewal period only (e.g. years four and five of the renewal period will have no adjustment but will be the same as year three of the renewal period). Tenant must give Landlord no less than one hundred twenty
(120) days written notice of intent to exercise this option.

          44. EARLY OCCUPANCY: The Tenant shall have the right to early occupancy beginning upon the execution of the Lease after the Tenant has paid to the Landlord the security deposit and first months rent has complied with the insurance provisions of the Lease.

          45. CONTINGENCY: This Lease is contingent on Tenant obtaining all necessary approvals and/or permits from the West Valley City Fire Department on or before November 15, 1995.

          46. AGENCY DISCLOSURE: At the signing of this Agreement the listing agent, John Gurr/CPMC, represent Landlord, and the selling agent, Michael Jeppesen/CB Commercial, represents Tenant. Landlord and Tenant confirm that prior to signing this Agreement written disclosure of the agency relationship(s) was provided to him/her.

          [ ] Landlord's initials

          47. ACCEPTANCE: This lease must be accepted by all parties on or before October 17, 1995.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

TENANT:                              LANDLORD:
BIOMUNE SYSTEMS, INC.                RJF COMPANIES, LTD.


/s/ Michael G. Acton                 /s/ Robert A. Furstenau
Chief Financial Officer                  General Partner


                                FIRST AMENDMENT

THIS FIRST AMENDMENT to the Lease is made and executed as of the 3rd day of November 1995 and between RJF Company, Ltd. hereinafter called "Landlord", and Biomune Systems, Inc. hereinafter called "Tenant", pertaining to the Leased Premises at 5095 West 2100 South, West Valley City, Utah.

                                    RECITALS:

A. The Landlord and Tenant entered into a Lease Agreement on the 16th day of October 1995.

B. The Landlord and Tenant desire to amend the Lease Agreement to reflect changes by the Tenant to the floor plan resulting in the addition of 940 square feet of the office area, or 2,447 square feet of total office area.

NOW, THEREFORE, the Landlord and Tenant hereby amend paragraph III(1) to reflect changes in the base rent as follows:

         RENT: The Tenant agrees to pay as rental to Landlord, at the address specified in this lease or at such other place Landlord may from time to time designate in writing, the sum of TWO HUNDRED SEVENTY-SEVEN THOUSAND TWO HUNDRED ($277,200.00) DOLLARS, and sum to be lawful money to the United States payable as follows:

         $8,694.00 was paid with the execution of the Lease of which $4,347.00 represents the security deposit and $4,347.00 represents a partial payment of the December 1, 1995 base rent payment, $273.00 shall be paid upon execution of this Amendment which represents the balance of the December 1, 1995 base rent payment. Then on or before January 1, 1996, the Tenant shall pay $4,620.00 to the Landlord on the first day of each and every month until November 30, 1977.

All other terms and conditions of the Lease shall remain the same.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.


TENANT:                                         LANDLORD:
BIOMUNE SYSTEMS, INC.                           RJF COMPANY, LTD.


/s/ Michael G. Acton                            /s/ Robert A. Furstenau
Chief Financial Officer                             General Partner